WEST COAST BANCORP
                         4770 Campus Drive, Suite 250
                        Newport Beach, California 92660



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held June 27, 1996




TO THE SHAREHOLDERS OF WEST COAST BANCORP:

      NOTICE IS HEREBY GIVEN that, pursuant to its Bylaws and the call of its Board of Directors, the Annual Meeting of Shareholders (the "Meeting") of West Coast Bancorp, a California corporation (the "Company"), will be held on Thursday, June 27, 1996, at 9:00 a.m. at the City National Bank Building, 4685 MacArthur Court, Newport Beach, California 92660, for the following purposes all as set forth in the attached Proxy Statement:

  1. Election of Directors. To elect six persons to the Board of Directors to serve until the 1997 Annual Meeting of Shareholders and until their successors have been elected and qualified. The following six persons are the Board of Directors' nominees:

             J. David Cheshier             John B. Joseph
             L. Wayne Gertmenian, Ph.D.    Lacy G. Marlette, Jr.
             Thomas A. Jones, C.P.A.       Ronald R. White

  2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Only those shareholders of record at the close of business on May 21, 1996 shall be entitled to notice of, and to vote in person or by Proxy at, the Meeting. As set forth in the enclosed Proxy statement, the Proxy is solicited by the Board of Directors of the Company. It is expected that this Notice of Proxy and accompanying Proxy Statement will be mailed to shareholders on or about May 28, 1996.


                                        By Order of the Board of Directors



                                        Frank E. Smith, Secretary


May 28, 1996

IT IS IMPORTANT THAT ALL SHAREHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY AND VOTE IN PERSON. IN ORDER TO FACILITATE THE PROVIDING OF ADEQUATE ACCOMMODATIONS, PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.






This document contains a total of 12 pages


                          WEST COAST BANCORP
                     4770 Campus Drive, Suite 250
                    Newport Beach, California 92660
                            (714) 442-9330

                            PROXY STATEMENT


                    ANNUAL MEETING OF SHAREHOLDERS
                             June 27, 1996


                             INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the Annual Meeting of Shareholders (the "Meeting") by the Board of Directors of West Coast Bancorp a California Corporation (the "Company") to be held on Thursday, June
27, 1996, at 9:00 a.m. at the City National Bank Building, 4685 MacArthur Court, Newport Beach, California 92660 and at any and all adjournments thereof. J. David Cheshier and Lacy G. Marlette, Jr., the designated proxy holders, are members of the Company's Board of Directors. It is expected that this Proxy Statement and the accompanying Notice of Proxy will be mailed to shareholders on or about May 28, 1996. Only shareholders of record on May 21, 1996 are entitled to vote in person or by proxy at the meeting or any adjournment thereof.

Matters to be Considered

The matters to be considered and voted upon at the Meeting will be:

  1. Election of Directors. To elect six persons to the Board of Directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and have qualified.

  2. Other Business. To transact such other business as may properly come before the Meeting and at any and all adjournments thereof.

Cost of Solicitation of Proxies

      The Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and the material used in this solicitation of Proxies. It is contemplated that Proxies will be solicited principally through the mails, but directors, officers and regular employees of the Company may solicit Proxies personally or by telephone. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses in connection with forwarding these Proxy materials to their principals. In addition, the Company has retained McCormick & Pryor Ltd. to assist in the solicitation of Proxies for the fee of $3,500, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with the solicitation.










                            -1-

Outstanding Securities, Voting Rights and Revocability of Proxies

      There were issued and outstanding 9,168,942 shares of the Company's common stock, no par value per share ("common stock"), on May 21, 1996, which has been set as the record date for the purpose of determining the shareholders entitled to notice of, and to vote at, the Meeting.
      Each holder of common stock will be entitled to one vote, in person or by Proxy, for each share of common stock outstanding in his or her name on the books of the Company as of the record date for the Meeting on any matter submitted to the vote of the shareholders, except that in connection with the election of directors, the shares are entitled to be voted cumulatively if a shareholder present at the Meeting has given notice at the Meeting prior to the voting of his or her intention to vote his or her shares cumulatively. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. Cumulative voting entitles a shareholder to give one nominee as many votes as is equal to the number of directors to be elected, multiplied by the number of shares owned by such shareholder, or to distribute his or her votes on the same principle between two or more nominees as he or she sees fit.
      In the election of directors, if a quorum is present, the six candidates receiving the highest number of votes are elected, abstentions and broker non-votes are not counted as being voted, however such votes are counted for determining a quorum. Discretionary authority to cumulate votes is hereby solicited by the Board of Directors, and return of an executed Proxy shall be the grant of such authority.
      With respect to any other matter presented at the Meeting, if a quorum is present, the approval of such matter would require (i) the affirmative vote of a majority of the shares represented and voting at the Meeting and (ii) the affirmative vote of at least a majority of the required quorum. Abstentions from voting and broker non-votes would have no effect on the outcome of the vote with respect to the first test since they are not deemed to be shares represented and voting at the Meeting and would have the effect of a vote against the proposal with respect to the second test since they would not constitute affirmative votes for such matter.
      If  you hold your common stock in "street name" and you fail  to instruct your broker or nominee as to how to vote such shares of common stock, your broker or nominee may, in its discretion, vote your shares "For" the election of the nominees for directors set forth herein.
      A Proxy for use at the Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. It may also be revoked by attendance at the Meeting and election to vote thereat. Subject to such revocation, all shares represented by a properly executed Proxy received prior to or at the time of the Meeting will be voted by Proxy Holders in accordance with the instructions on the Proxy. If no instruction is specified in respect to a matter to be acted upon, the shares represented by the Proxy will be voted "For" the election of the nominees for directors set forth herein. It is not anticipated that any matters will be presented at the Meeting other than as set forth in the accompanying Notice of Meeting. If, however, any other matters are properly presented at the Meeting, the Proxy will be voted in accordance with the best judgment and in the discretion of the Proxy Holders.





                              -2-

                   DIRECTORS AND EXECUTIVE OFFICERS


Election of Directors

     The Bylaws of the Company provide that the Company shall have not less than five nor more than nine directors, unless changed by a bylaw amending Section 3.3(a) of Article 3 of the Company's Bylaws, duly adopted by the vote or written consent of the Company's shareholders. The Bylaws further provide that the exact number of directors shall be fixed from time to time, within the foregoing range, by a bylaw or amendment  thereof  or  a  resolution duly adopted  by  the  Board  of
Directors or by the shareholders. The number of directors is currently fixed at six.
      The individuals named below, all of whom are present members of the Board of Directors of the Company, will be nominated for election to serve until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Votes will be cast pursuant to the enclosed Proxy in such a way as to effect the election of said nominees, or as many thereof as possible, under applicable voting rules. In the event that any of the nominees should be unable or unwilling to accept nomination for election as a director, it is intended that the Proxy Holders will vote for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.
      None of the directors or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. There are no family relationships among directors or executive officers of the Company as of the date hereof.
      The following table sets forth certain information, as of April 15, 1996, with respect to those individuals who are to be nominated by the Board of Directors for election as directors.


                                        Year First
                                        Elected or      Position
                                        Appointed as    with the
Name of Director               Age      Director        Company
---------------------------------------------------------------------
John B. Joseph                 57         1981          Chairman of
                                                        the Board,
President
                                                        and CEO

Ronald R. White                49         1981          Vice Chairman
                                                        of the Board
                                                        and Executive
                                                        Vice President

J. David Cheshier, C.P.A.      49         1981          Director

L. Wayne Gertmenian, Ph.D.     56         1991          Director

Thomas A. Jones, C.P.A.        57         1990          Director

Lacy G. Marlette, Jr., C.P.A.  49         1987          Director

      John B. Joseph is currently the Chairman of the Board, President and Chief Executive Officer of the Company. He has been Chairman of the Board of Directors of the Company since its inception in 1981 and Chief Executive Officer since April 1991. Mr. Joseph also serves, or has served, in the following capacities during the past five years:
                              -3-

President of the Company from 1987 to April 1991 and from April 1993; Vice Chairman of the Board of Directors of The Centennial Group, Inc., a Delaware corporation ("CGI"), from 1987 to December 1995; Senior Executive Vice President of CGI from July 1987 to July 1993; general partner of various limited partnerships engaged in real estate development and lending activities. Mr. Joseph has held, over the past five years up until July 1993, various positions in the subsidiaries of CGI. Mr. Joseph presently holds and has held, over the past five years, various positions in the subsidiaries of the Company. Mr. Joseph is a director of the Company's subsidiaries Sunwest Bank and WCV, Inc.
      Ronald R. White is currently Executive Vice President and Vice Chairman of the Board of Directors of the Company. Mr. White has served in the following capacities during the past five years:
Chairman of the Board of Directors, President and Chief Executive Officer of CGI from 1987 to December 1995; general partner of various limited partnerships engaged in real estate development and lending activities. Mr. White has held, over the past five years up until December 1995, various positions in the subsidiaries of CGI. Mr. White is a director of Sunwest Bank and WCV, Inc. Mr. White presently holds and has held, over the past five years, various positions in the subsidiaries of the Company and CGI.
      J. David Cheshier is a certified public accountant and is in the employ of Vehicular Technologies Corporation, Results International, Inc. and The Roxburgh Agency as a Vice President and Chief Financial Officer. Vehicular Technologies primarily manufactures aftermarket automobile parts. The Roxburgh Agency, Inc. is an advertising and public relations firm. Mr. Cheshier has served as a director, Senior Vice President and the Chief Financial Officer of CGI and as an executive officer of all of the subsidiaries of CGI from 1987. Mr. Cheshier resigned his officer positions at CGI and its subsidiaries during December 1993 and his director position during March 1994.
      L. Wayne Gertmenian, Ph.D., is an economics professor at Pepperdine University's Graduate School of Business and serves as its spokesman on business and management. Dr. Gertmenian served the Nixon and Ford administrations as a Chief Detente Negotiator in Moscow for the Chairman of the National Security Council; as an emissary to Tehran for the Secretary of Commerce; and as a Special Assistant to the Secretary of Housing and Urban Development. His corporate experience includes five years as the Executive Vice President of one of the nation's leading food processors. Dr. Gertmenian received his Doctorate in Economics at the University of Southern California.
      Thomas  A.  Jones,  C.P.A.,  is a professor  of  accounting  and business at DeVry Institute of Technology. Mr. Jones was the President of R&G Sloane, a manufacturer of plastic piping products, from 1988 to 1990 when R&G Sloane was acquired.
      Lacy G. Marlette, Jr. is a certified public accountant and President of L.G. Marlette, Jr., Accountancy Corporation, Certified Public Accountants. Mr. Marlette has been a certified public accountant since 1972. He has provided accounting services for Messrs. Joseph and White and their affiliates.
      For information concerning executive officers of the Company see "FORM 10-K - ITEM 4.A - Executive Officers of the Registrant."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.


                           -4-
      Based solely on the review of the copies of such forms furnished to the Company, or a written representation that no Form 5 was required, the Company believes that, during the fiscal year ended December 31, 1995, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% shareholders were complied with.

                        EXECUTIVE COMPENSATION


     SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

      The following table sets forth certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the other executive officers of the Company (determined as of the end of the last fiscal year) (the "Named Executives") for each of the fiscal years ended December 31, 1995, 1994 and 1993:

SUMMARY COMPENSATION TABLE

                          Annual Compensation
                                                                 All
Name and                           Salary    Bonus      Other    Other
Principal Position        Year       ($)      ($)        ($)    ($)(a)

JOHN B. JOSEPH (b)        1995     164,000   115,000    9,000      -
President and CEO,        1994     107,000       -     12,000    2,000
Company                   1993     185,000       -     31,000    4,000
Officer, Company

JAMES G. LeSIEUR, III     1995     160,000       -          -    5,000
President and CEO,        1994     160,000       -          -    4,000
Sunwest Bank              1993     181,000       -          -    2,000

FRANK E. SMITH (c)        1995     125,000       -          -    4,000
Senior Vice President,    1994     125,000       -          -    4,000
CFO and Secretary,        1993     130,000       -     28,000    4,000
Company and Sunwest Bank


(a) Includes amounts contributed by the Company and its subsidiaries to the West Coast Bancorp 401(k) Profit Sharing Plan and allocated to the Named Executives vested or unvested account under such plan ("401(k) matching contributions").

(b) Mr. Joseph's base salary was decreased to $73,000 in March 1996. Mr. Joseph's other annual compensation includes director's fees of $9,000, $9,000 and $16,000 accrued by the Company, director's fees of $0, $0 and $4,000 paid by Sunwest Bank and director's fees  of  $0, $3,000 and $4,000 paid by Sacramento First National
     Bank in 1995, 1994 and 1993, respectively. During 1995 Mr. Joseph accrued bonuses at the Company of $70,000 from the sale of Sacramento First and $45,000 from Sunwest achieving a 6.5% leverage ratio. Accrued but unpaid salaries and director's fees totaled $315,000 at December 31, 1995.

(c) Mr. Smith's salary was paid by Sunwest Bank excluding $22,000 paid by the Company in 1993. During 1993, Mr. Smith assumed the responsibility of Chief Financial Officer of Sunwest Bank, and Sunwest Bank began paying his salary. In conjunction with this change, the Company paid Mr. Smith $28,000 in accrued vacation and holiday benefits, included in other annual compensation.

     STOCK OPTIONS

No stock options were granted to the Named Executives during 1995.


     OPTION EXERCISES AND HOLDINGS

      The following table provides information with respect to the Named Executives concerning the exercise of options during the fiscal year ended December 31, 1995 and unexercised options held by the Named Executives as of December 31, 1995:

          AGGREGATED OPTION(A) EXERCISES IN FISCAL YEAR 1995
                     AND FY-END OPTION VALUES (a)


            Shares               Number of                Value of
           Acquired             Unexercised          Unexercised In-the-
              on     Value       Options at           Money Options at
           Exercise Realized   12/31/95  (#)            12/31/95 ($)(b)
Name           (#)     ($) Exercisable Unexercisable Exercisable Unexercisable
John B. Joseph  _        _     54,000   11,000       N/A       N/A
James G. LeSieur_        _     22,000    3,000       N/A       N/A
Frank E. Smith  _        _     36,000    9,000       N/A       N/A


(a) The Company has no plans pursuant to which stock appreciation rights may be granted.

(b) Value of unexercised "in-the-money" options is the difference between the market price of the common stock on December 31, 1995 and the exercise price of the option, multiplied by the number of shares subject to the option. Since the stock price at December 31, 1995 ($.13 per share) was less than the exercise prices, the unexercised options have no "in-the-money" value.

     COMPENSATION OF DIRECTORS

      During 1995, each non-employee and employee director accrued $1,000 and $750, respectively, for each regular meeting of the Board of Directors attended. The aggregate amount of directors' fees accrued in 1995 was $54,000. The Company and employee directors, respectively, and continues to accrue and record a corresponding payable for the director's fees. Accrued and unpaid directors' fees totaled $69,000 at December 31, 1995. Employee and non-employee directors are eligible to participate in the Company's 1988 Stock Option Plan subject to certain specific limitations. No stock options were granted in 1995.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following sets forth, as of March 31, 1996, the common stock ownership of each director and executive officer of the Company individually, all directors and executive officers as a group, and each person known by the Company to be the beneficial owner of more than 5% of the Company's common stock.

                                             Shares            Percent
                     Relationship Shares      That   Total       of
Name of              With        Actually   May Be  Beneficial  Class
Beneficial Owner     Company     Owned(a)Acquired(b)Ownership(a) (c)
John B. Joseph(d)    Chairman of  893,690  207,290(f)1,100,980   11.7%
                     the Board,
                     President
                     and CEO

Ronald R. White(d)   Vice Chairman792,958  151,032(f)  943,990   10.1%
                     of the Board
                     and Executive
                     Vice President

J. David Cheshier    Director       2,000   42,000(g)   44,000     *

L. Wayne Gertmenian  Director       6,765   24,000(g)   30,765     *

Thomas A. Jones      Director      14,300   27,000(g)   41,300     *

Lacy G. Marlette,Jr. Director         219   42,000(g)   42,219     *

James G. LeSieur,III President,         -   25,000(g)   25,000     *
                     Sunwest Bank

Frank E. Smith       CFO, Company   8,100   43,290(f)   51,390     *
                     and Sunwest
                     Bank

Directors and Executive         1,718,032  561,613(f)2,279,645   23.4%
Officers (8 individuals)

Gerauld L. Hopkins(e)                None     500,000 -500,000    5.5%

* Less than 1%

(a) Except as otherwise noted below, each person has sole voting and investment power with respect to the shares listed.
(b)  Shares that may be acquired within 60 days of March 31, 1996.
(c) The percentage ownership interest of each individual or group is based upon the total number of shares of the Company's common stock outstanding plus the shares which the respective individual or group has the right to acquire within 60 days after March 31, 1996 through the exercise of stock options or conversion of 10% convertible subordinated debentures due December 1996.
(d) The address of Messrs. Joseph and White is in care of the Company, 4770 Campus Drive, Suite 250, Newport Beach, California 92660.
(e) Based on Schedule 13D filed by Mr. Hopkins on September 14, 1995. Mr. Hopkins address is 6900 Main Street, Suite #153, Downers Grove, IL 60516.
(f) Shares that may be acquired pursuant to the exercise of stock options or conversion of 10% convertible subordinated debentures.
(g) Shares that may be acquired pursuant to the exercise of stock options.

     CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company borrowed $182,000 from Mr. Joseph and $130,000 from Mr. White in 1995. These loans are evidenced by unsecured notes and notes secured by various assets of West Coast. The loans were made to provide liquidity for various operating purposes and are payable on demand or in 1997 and bear a 10% fixed rate of interest. No borrowings occurred during the first quarter of 1996.
      Some of the directors and officers of the Company and its subsidiaries and the entities with which they are associated are customers of, and have had banking transactions with, the Company's banking subsidiary Sunwest Bank, in the ordinary course of the bank's business during 1995 and may have banking transactions with such persons in the future. All banking transactions were made in compliance with applicable laws and on substantially the same terms, including interest rates, as those prevailing for comparable transactions with other persons, and in the opinion of the Board of Directors of Sunwest Bank, did not present any other unfavorable features.


                         INDEPENDENT AUDITORS

      The Board of Directors has not yet selected independent auditors for the fiscal year ending 1996 as the Board customarily does not select its independent auditors until later in the year. Prior to making  its  selection, the Board of Directors may solicit  bids  from several independent public accounting firms, including KPMG Peat Marwick L.L.P., the Company's independent auditors for the year ended 1995. Representatives of KPMG Peat Marwick will be present at the Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from shareholders.


                         PROPOSALS OF SHAREHOLDERS
      Under certain circumstances shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1996 Annual Meeting of Shareholders must be submitted by a shareholder prior to January 28, 1997 in a form that complies with applicable regulations.


                               ANNUAL REPORT
      The Company's annual report for the year ended December 31, 1995 accompanies this Proxy Statement. The annual report contains consolidated financial statements of the Company and its subsidiaries and the report thereon of KPMG Peat Marwick, L.L.P. independent auditors.

      UPON WRITTEN REQUEST OF ANY PERSON ENTITLED TO VOTE AT THE MEETING, ADDRESSED TO FRANK E. SMITH, SECRETARY, WEST COAST BANCORP, 4770 CAMPUS DRIVE, SUITE 250, NEWPORT BEACH, CALIFORNIA 92660-1833, THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR FISCAL 1995, INCLUDING THE FINANCIAL STATEMENTS, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE SECURITIES EXCHANGE ACT OF 1934.

                               OTHER BUSINESS

      The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that stated in the Notice of Meeting. If, however, other matters are properly brought before the Meeting, it is the intention of the individuals named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their best judgment and in their discretion, and authority to do so is included in the Proxy.




                    WEST COAST BANCORP



                    By:               JOHN B. JOSEPH
                        John B. Joseph, Chairman of the Board and
                                   Chief Executive Officer





DATED: May 28, 1996

                         (FRONT OF PROXY CARD)

REVOCABLE PROXY                                     REVOCABLE PROXY

                    WEST COAST BANCORP - PROXY CARD

           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


  The undersigned shareholder(s) of West Coast Bancorp ("the Company") hereby nominates, constitutes and appoints J. David Cheshier and Lacy
G. Marlette, Jr. proxies, and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the City National Bank Building, 4685 MacArthur Court, Newport Beach, California on Thursday, June 27, 1996 at 9:00 a.m., and any adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally thereat, as follows:


  (Continued, and to be marked, dated and signed, on the other side)





                         (BACK OF PROXY CARD)

1. ELECTION OF DIRECTORS

FOR all nominees           WITHHOLD
listed below (except      AUTHORITY
as marked to the        to vote for all
contrary below).        nominees listed below.

     ---                     ---

J. David Cheshier   John B. Joseph
L. Wayne Gertmenian Lacy G. Marlette, Jr.
Thomas A. Jones     Ronald R. White


Instructions:   To  withhold authority for any one or  more  nominees,
write that nominee(s) name(s) in the space provided below).


2. OTHER BUSINESS. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Meeting and any and all adjournment or adjournments thereof.

       FOR   AGAINST   ABSTAIN

       ---     ---       ---

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE, IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED BY THE PROXYHOLDERS IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS.






                   Please mark
                   your votes as
                   indicated in   X
                   this example   -

                 I plan to attend
                 the Meeting.     _

The   undersigned  hereby  ratifies  and  confirms  all  that   said
proxyholders, or either of them, or their substitutes, shall lawfully do or cause to be done by virtue hereof, and hereby revokes any and all proxies hereof given by the undersigned to vote at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and Proxy Statement accompanying said notice.

Dated: ___________________________________________________

Number of Shares

---------------------------------------------------------------
(Name of Shareholder, Printed)

---------------------------------------------------------------
(Signature of Shareholder)


Please date this Proxy and sign your name as it appears on your stock certificate(s). Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)
THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES UNLESS AUTHORITY TO DO SO IS WITHHELD FOR ALL NOMINEES OR FOR ANY INDIVIDUAL NOMINEE. PLEASE SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE PREPAID ENVELOPE PROVIDED.